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                           Exhibit 23.2

           Consent of Castaing, Hussey & Lolan, L.L.P.
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 (Letterhead of Castaing, Hussey, Lolan & Dauterive, LLP)




            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our Report dated January 30, 1998 included in the Acadiana Bancshares, Inc. Form 10-K for the year ended December 31, 1997.





/S/ Castaing, Hussey, Lolan & Dauterive, LLP
New Iberia, Louisiana
September 18, 1998
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